UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026

Enviri LLC

(as successor by merger to Enviri Corporation)

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-03970	23-1483991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Logan Square

100-120 North 18th Street, 17th Floor,

Philadelphia, Pennsylvania 19103

(Address of principal executive offices) (Zip Code)

(267) 857-8715

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	NVRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 20, 2025, Enviri Corporation, a Delaware corporation (“Enviri”), entered into definitive agreements with Veolia Environnement S.A., a French société anonyme (“Veolia”), for the sale of Enviri’s “Clean Earth” business (the “Clean Earth Business”) and the distribution of Enviri’s “Harsco Environmental” and “Rail” businesses (the “New Enviri Business”), including (i) an Agreement and Plan of Merger, dated as of November 20, 2025 (the “Merger Agreement”), by and among Enviri, CLEH, Inc., a Delaware corporation and, prior to the Holding Company Merger (defined below), a direct wholly owned subsidiary of Enviri (“CLEH”), Enviri LLC, a Delaware limited liability company and, prior to the Reorganization (defined below), a direct wholly owned subsidiary of CLEH (“Enviri LLC”), Veolia and Liberty Merger Sub Inc., a Delaware corporation and wholly owned indirect subsidiary of Veolia (“Merger Sub”), and (ii) a Separation Agreement, dated as of November 20, 2025 (the “Separation Agreement”), by and among Enviri, CLEH, Veolia and Enviri II Corporation, a Delaware corporation and, prior to the Holding Company Merger, a direct wholly owned subsidiary of Enviri (“New Enviri”).

This Current Report on Form 8-K is being filed in connection with the completion of the transactions contemplated by the Separation Agreement and the Merger Agreement.

On June 1, 2026, pursuant to the terms of the Separation Agreement and the Merger Agreement, the following series of transactions occurred (collectively, the “Transactions”):

•

Pursuant to Section 251(g) of the Delaware General Corporation Law, Enviri merged with and into Enviri LLC, with Enviri LLC being the surviving entity of such merger, and each outstanding share of common stock, par value $1.25 per share, of Enviri (“Enviri Common Stock”) was exchanged for one share of common stock, par value $1.25 per share, of CLEH (“CLEH Common Stock”) (the “Holding Company Merger”);

•

CLEH and its subsidiaries, including Enviri LLC and New Enviri, effected a reorganization (the “Reorganization”), resulting in (i) CLEH holding the Clean Earth Business and owning all of the outstanding shares of common stock, par value $0.00001 per share, of New Enviri (“New Enviri Common Stock”), (ii) New Enviri owning all of the equity interests of Enviri LLC, and (iii) Enviri LLC holding the New Enviri Business;

•

CLEH distributed all of the outstanding shares of New Enviri Common Stock to the stockholders of CLEH (the former stockholders of Enviri), on a pro rata basis (the “Distribution”), at a ratio of one share of New Enviri Common Stock for every three shares of CLEH Common Stock held by them immediately after the effective time of the Holding Company Merger; and

•	Merger Sub merged with and into CLEH, with CLEH surviving as an indirect wholly owned subsidiary of Veolia (the “Merger”).

As a result of the Transactions, (i) Veolia indirectly owns CLEH, which holds the Clean Earth Business, (ii) New Enviri owns Enviri LLC (into which Enviri was merged), which holds the New Enviri Business and (iii) the former stockholders of Enviri own all of the New Enviri Common Stock.

In addition, New Enviri is now a separate, publicly traded company and expects that New Enviri Common Stock will commence trading “regular way” under the name “Enviri Corporation” and symbol “NVRI” on the New York Stock Exchange (the “NYSE”) on June 2, 2026, which is the next trading day following the date of the Distribution.

The foregoing description of the Transactions does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement and the Merger Agreement, which are attached as Exhibit 2.1 and Exhibit 2.2, respectively, to the Current Report on Form 8-K filed by Enviri on November 21, 2025 and are incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 1.02.

On June 1, 2026, in connection with the Transactions, Enviri repaid all amounts owing under that certain Receivables Purchase Agreement, dated as of June 24, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “AR Facility”), among Harsco Receivables LLC, Enviri, the purchasers party thereto, and PNC Bank, National Association, as agent, and terminated all other documents entered into in connection therewith.

On May 18, 2026, Enviri conditionally called for redemption all of its outstanding $475,000,000 principal amount of 5.75% Senior Notes due 2027 (the “Notes”), subject to the consummation of the Transactions. The Notes were issued under the terms of the Indenture, dated as of June 28, 2019 (the “Indenture”), by and among Enviri, the guarantors party thereto from time to time, and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee. On June 1, 2026, the Notes were redeemed at a redemption price of 100.000% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, June 1, 2026. In connection therewith, the Indenture has been satisfied and discharged in accordance with its terms.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

On June 1, 2026, pursuant to the terms of the Separation Agreement and the Merger Agreement, the Holding Company Merger, the Reorganization and the Distribution were completed. Holders of record of Enviri Common Stock immediately before the effective time of the Holding Company Merger received in the Holding Company Merger one share of CLEH Common Stock in exchange for each share of Enviri Common Stock held by them, and subsequently received in the Distribution one share of New Enviri Common Stock for every three shares of CLEH Common Stock held by them immediately after the Holding Company Merger.

Immediately following the Distribution, on June 1, 2026, pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into CLEH, with CLEH surviving. At the effective time of the Merger and as a result of the Merger, CLEH became an indirect wholly owned subsidiary of Veolia and each share of CLEH Common Stock that was issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive $15.00 in cash per share, without interest (the “Merger Consideration”). The aggregate consideration paid by Veolia to acquire the Clean Earth Business was $3,040,000,000, subject to customary adjustments. Of such aggregate consideration, (i) the Merger Consideration was paid to the holders of CLEH Common Stock in the Merger, and (ii) the remainder was paid to Enviri LLC (as successor by merger to Enviri) pursuant to an intercompany note issued by CLEH to Enviri LLC in connection with the Reorganization, which amount was used primarily for the repayment of Enviri’s indebtedness, the termination of the AR Facility, the payment of transaction expenses and to retain cash to support Harsco Rail’s large European engineered-to-order rail contracts. The Merger Consideration is in addition to the shares of New Enviri Common Stock that the CLEH stockholders (the then former Enviri stockholders) received in the Distribution, as described above.

The foregoing description of the Holding Company Merger, the Distribution and the Merger does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement and the Merger Agreement, which are attached as Exhibit 2.1 and Exhibit 2.2, respectively, to the Current Report on Form 8-K filed by Enviri with the SEC on November 21, 2025 and are incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 1, 2026, Enviri notified the NYSE of the consummation of the Merger and requested that the NYSE suspend trading of the Enviri Common Stock and file with the SEC a notification of removal from listing on Form 25 in order to effect the delisting of the Enviri Common Stock from the NYSE and the deregistration of the Enviri Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Enviri Common Stock is no longer listed on the NYSE. Trading of the Enviri Common Stock on the NYSE was suspended prior to the opening of trading on June 1, 2026. Enviri LLC, as successor by merger to Enviri, intends to file with the SEC a certification on Form 15, requesting the termination of the Enviri Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Enviri Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under the Introductory Note and under Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

At the effective time of the Holding Company Merger, holders of Enviri Common Stock immediately prior to such time ceased to have any rights as stockholders of Enviri (other than their right to receive shares of CLEH Common Stock pursuant to the terms of the Merger Agreement). At the effective time of the Merger, holders of CLEH Common Stock ceased to have any rights as stockholders of CLEH (other than their right to receive the Merger Consideration pursuant to the terms of the Merger Agreement).

Item 5.01	Changes in Control of Registrant.

The information set forth under the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As described above, on June 1, 2026, pursuant to the Holding Company Merger and the Reorganization, Enviri merged with and into Enviri LLC, with Enviri LLC surviving, and Enviri LLC became a wholly-owned subsidiary of New Enviri. New Enviri is the sole member of Enviri LLC.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

Pursuant to General Instruction B.3 of Form 8-K, pro forma financial information with respect to the Merger is not required in this Current Report on Form 8-K because “substantially the same” information was previously filed in Enviri’s Definitive Proxy Statement, filed on April 3, 2026, under the heading “Unaudited Pro Forma Condensed Combined Financial Statements” and New Enviri’s Registration Statement on Form 10 (File No. 001-43207), originally filed on March 20, 2026, as amended, under the heading “Unaudited Pro Forma Condensed Combined Financial Statements.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enviri LLC (as successor by merger to Enviri Corporation)

Date: June 1, 2026	By:	/s/ Samuel C. Fenice
	Name:	Samuel C. Fenice
	Title:	Vice President and Corporate Controller